UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2006

Sun Microsystems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15086	94-2805249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4150 Network Circle Santa Clara, California	95054-1778
(Address of Principal Executive Offices)	(Zip Code)

(650) 960-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 24, 2006, Sun Microsystems, Inc. (“Sun”) announced that Jonathan I. Schwartz was appointed to the position of President and Chief Executive Officer of Sun, effective April 24, 2006, succeeding Scott G. McNealy. The information with respect Mr. Schwartz’s compensation provided under Item 5.02 below is incorporated herein by reference.

Also on April 24, 2006, Sun announced that Mr. McNealy would continue to serve as an employee of Sun. The information with respect Mr. McNealy’s compensation provided under Item 5.02 below is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 21, 2006, Sun appointed Jonathan I. Schwartz to the position of President and Chief Executive Officer, effective April 24, 2006. Mr. Schwartz succeeded Scott G. McNealy, who will continue to serve as Chairman of the Board of Directors. Mr. McNealy will also continue to serve as an employee of Sun, focusing his attention on Sun’s government and academic relationships globally, as well as expanding his role with key strategic partner relationships. In addition, Mr. McNealy will assume the role of Chairman of the Board of Directors of Sun Federal, Inc., which focuses exclusively on U.S. government business.

Mr. Schwartz, age 40, served as President and Chief Operating Officer of Sun from April 2004 to April 2006, as Executive Vice President, Software of Sun from July 2002 to April 2004, as Senior Vice President, Corporate Strategy and Planning of Sun from July 2000 to July 2002, as Vice President, Ventures Fund of Sun from October 1999 to July 2000, as Vice President, Internet and Application Products of Sun from May 1999 to October 1999, as Vice President, Enterprise Products Group of Sun from July 1998 to May 1999 and as Director, Product Marketing, Javasoft of Sun from July 1997 to July 1998.

Mr. Schwartz will receive an annual base salary of $1,000,000 and his annual bonus target under Sun’s 162(m) Executive Officer Performance-Based Bonus Plan (the “Bonus Plan”) will be 200% of his annual base salary. Mr. Schwartz will also be granted, effective April 27, 2006, the following equity-based compensation under Sun’s 1990 Long-Term Equity Incentive Plan (the “1990 Plan”):

•	an option to purchase 2,000,000 shares of Sun Common Stock at an exercise price equal to the per-share fair market value on the date of grant, which shall vest at a rate of 20% per year over five years;

•	800,000 restricted stock units, all of which shall vest pursuant to certain performance criteria; and

•	1,500,000 restricted stock units, which shall vest on the one-year anniversary of the date of grant.

Mr. Schwartz will continue to participate in Sun’s employee benefit programs, including Sun’s Amended and Restated U.S. Vice President Severance Plan (the “VP Severance Plan”).

Mr. Schwartz will also enter into Sun’s standard form of Chief Executive Officer Change of Control Agreement, pursuant to which Mr. Schwartz will be eligible to receive three times his annual compensation in the event of a change of control, and shall continue to be a party to Sun’s standard form of Indemnification Agreement.

Sun will cover reasonable expenses for personal security for Mr. Schwartz. The expense of such personal security will be imputed as income to Mr. Schwartz, for which Sun will provide a tax gross-up. Finally, Sun will provide Mr. Schwartz with private jet access for business and reasonable personal use. The expense of any personal private jet use will be imputed as income to Mr. Schwartz and he will be personally responsible for the associated taxes.

Mr. McNealy will continue to receive his current annual base salary and shall continue to be subject to his current bonus terms under the Bonus Plan through the remainder of fiscal year 2006. Effective on the first day of Sun’s fiscal 2007, July 1, 2006, Mr. McNealy will receive an annual base salary of $1,000,000 and his annual bonus target under the Bonus Plan will be 150% of his annual base salary.

Mr. McNealy will also be granted, effective April 27, 2006, the following equity-based compensation under the 1990 Plan:

•	an option to purchase 2,100,000 shares of Sun Common Stock at an exercise price equal to the per-share fair market value on the date of grant, which shall vest at a rate of 20% per year over five years; and

•	350,000 restricted stock units, which shall vest pursuant to certain performance criteria.

Mr. McNealy will continue to participate in Sun’s employee benefit programs, including the VP Severance Plan. Mr. McNealy will also continue to be a party to Sun’s standard forms of Chief Executive Officer Change of Control Agreement and Indemnification Agreement.

Mr. McNealy shall continue to be eligible for the Amended FY04 Officer Bonus Plan for the Chief Executive Officer. Under this plan, Mr. McNealy will receive a bonus of $625,000 for fiscal 2004 if Sun achieves three consecutive quarters of operating profitability and year over year revenue growth on or by the end of fiscal 2007.

Finally, Sun will continue to provide Mr. McNealy with private jet access for business use.

On April 21, 2006, Sun also announced that, upon the recommendation of Sun’s Corporate Governance and Nominating Committee, Sun’s Board elected Mr. Schwartz to serve as a member of Sun’s Board of Directors.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) Amendment to Bylaws.

On April 21, 2006, Sun’s Board of Directors voted to amend Section 3.2 of Sun’s Bylaws, effective immediately, to increase the size of the Board from nine members to ten members as permitted under Sun’s Bylaws, as follows:

“3.2 Number of Directors

The number of directors of the corporation shall be no less than six (6) or more than eleven (11). The exact number of directors shall be ten (10), until changed, within the limits specified above, by a resolution duly adopted by the board of directors. The indefinite number of directors may be changed, or a definite number fixed without provision for an indefinite number, by an adopted amendment to this Bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting of the stockholders, or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated maximum number of authorized directors to a number greater than two (2) times the stated number of directors minus one (1). No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.”

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Text of press release issued by Sun Microsystems, Inc., dated April 24, 2006, titled “Jonathan Schwartz Named CEO of Sun Microsystems.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2006

SUN MICROSYSTEMS, INC.

By:	/s/ MICHAEL A. DILLON
Michael A. Dillon
Executive Vice President, General
Counsel and Secretary